Exhibit 99.1

JOINT NEWS RELEASE

Independent Bank Corp.	Peoples Federal Bancshares, Inc.
288 Union Street	435 Market Street
Rockland, MA 02370	Brighton, MA 02135

Investor Contacts:	Investor and Media Contacts:
Chris Oddleifson	Maurice H. Sullivan, Jr.
President and Chief Executive Officer	Chairman and Chief Executive Officer
(781) 982-6660	(617) 254-0707

Robert Cozzone
Chief Financial Officer
(781) 982-6723

INDEPENDENT BANK CORP. AND PEOPLES FEDERAL BANCSHARES, INC. REPORT RECEIPT OF REGULATORY APPROVALS, ELECTION DEADLINE,
AND ANTICIPATED CLOSING DATE

Rockland, Massachusetts and Brighton, Massachusetts, January 26, 2015. Independent Bank Corp. (NASDAQ: INDB) (“Independent”), parent of Rockland Trust Company, and Peoples Federal Bancshares, Inc. (NASDAQ: PEOP) (“Peoples”), parent of Peoples Federal Savings Bank, jointly reported the following in connection with the proposed merger of Peoples with and into Independent (the “Merger”):

•	All regulatory approvals relating to the Merger have been received and applicable regulatory waiting periods have expired as of January 26, 2015.

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The deadline for Peoples shareholders to elect the form of merger consideration they wish to receive in connection with the Merger is 5:00 p.m., Eastern Time on February 12, 2015 (the “Election Deadline”). As previously announced, Peoples shareholders can elect, for each share of Peoples common stock held, either cash, Independent common stock, or a combination of cash and Independent common stock. All elections will be subject to proration to the extent necessary to ensure that 60% of the outstanding shares of Peoples are exchanged for Independent common stock and 40% of the outstanding shares of Peoples are exchanged for cash. To make an election, Peoples shareholders must deliver to Computershare Trust Company, N.A., the exchange agent for the Merger, prior to the Election Deadline, a properly completed election form and related letter of transmittal, together with their Peoples stock certificates or confirmation of book-entry transfer, or a properly completed notice of guaranteed delivery. Peoples shareholders should refer to the election materials and letter of transmittal previously mailed to them for additional information and detailed instructions regarding the merger consideration election and letter of transmittal procedure.

•	The Merger is anticipated to close on or about February 20, 2015.

ABOUT INDEPENDENT BANK CORP.

Independent Bank Corp. has approximately $6.4 billion in assets and is the holding company for Rockland Trust Company, a full-service commercial bank headquartered in Massachusetts. Rockland Trust offers a wide range of banking, investment, and insurance services to businesses and individuals through retail branches, commercial lending offices, investment management offices, and residential lending centers located in Eastern Massachusetts and Rhode Island, as well as through telephone banking, mobile banking, and the Internet. Rockland Trust, which was named to Sandler 2014 Sm-All Stars list of top performing small-cap banks and thrifts in the country, is an FDIC Member and an Equal Housing Lender. To find out why Rockland Trust is the bank “Where Each Relationship Matters ®”, please visit www.rocklandtrust.com.

ABOUT PEOPLES FEDERAL BANCSHARES, INC.

Peoples Federal Bancshares, Inc. has $601 million in assets and is the holding company for Peoples Federal Savings Bank, a community-oriented federal savings bank operating eight full-service branch locations in the Greater Boston area. Peoples Federal Savings Bank offers a broad array of retail and commercial lending and deposit services. Peoples Federal Savings Bank operates eight full-service offices in the Massachusetts communities of Brighton, Allston, West Roxbury and Jamaica Plain, in Suffolk County, Brookline, Norwood, and Westwood in Norfolk County and West Newton in Middlesex County.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of Independent. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to:

•	a weakening in the United States economy in general and the regional and local economies within the New England region and Independent’s market area;

•	adverse changes in the local real estate market;

•	a further deterioration of the credit rating for U.S. long-term sovereign debt;

•	acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles;

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•	changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;

•	higher than expected tax rates and any changes in and any failure by Independent to comply with tax laws generally and requirements of the federal New Markets Tax Credit program;

•	unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities;

•	adverse changes in asset quality including an unanticipated credit deterioration in our loan portfolio;

•	unexpected increased competition in Independent’s market area;

•	unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events;

•	a deterioration in the conditions of the securities markets;

•	our inability to adapt to changes in information technology;

•	electronic fraudulent activity within the financial services industry, especially in the commercial banking sector;

•	adverse changes in consumer spending and savings habits;

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failure to satisfy conditions related to the closing of the merger on the proposed terms and within the proposed timeframe necessary for the merger of Peoples Federal Bancshares with Independent Bank Corp.;

•	the inability to realize expected revenue synergies from the Peoples Federal Bancshares merger in the amounts or in the timeframe anticipated;

•	costs or difficulties relating to the Peoples Federal Bancshares integration matters might be greater than expected;

•	inability to retain customers and employees, including those of Peoples Federal Bancshares;

•	the effect of new laws and regulations regarding the financial services industry including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•	changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to Independent’s business;

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changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; and

•	other unexpected material adverse changes in our operations or earnings.

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Independent wishes to caution readers not to place undue reliance on any forward-looking statements as Independent’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties included in Independent’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, Independent disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by Independent following this release which modify or impact any of the forward-looking statements contained in this release will be deemed to modify or supersede such statements in this release. In addition to the information set forth in this press release, you should carefully consider the Risk Factors.

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